UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

October 21, 2020
(Date of earliest event reported)

ALASKA AIR GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-8957	91-1292054
(Commission File Number)	(IRS Employer Identification No.)

19300 International Boulevard	Seattle	Washington	98188
(Address of Principal Executive Offices)			(Zip Code)

(206) 392-5040
(Registrant's Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	ALK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This document is also available on our website at http://investor.alaskaair.com

ITEM 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 21, 2020, the Board of Directors of Alaska Air Group, Inc. (the “Company”) appointed Jessie J. Knight, Jr. to the Company’s and its airline subsidiaries’ boards of directors, effective immediately. He was also appointed to the Compensation and Leadership Development Committee of the Company’s Board of Directors. Mr. Knight previously served as a director for the Company and its subsidiaries from 2002 to 2017.

Mr. Knight will participate in the current director compensation arrangements applicable to non-employee directors. Under the terms of those arrangements, Mr. Knight received a prorated annual cash retainer of $40,680 for service on the Company’s board for the period from his appointment until the Company’s next annual meeting of stockholders. In addition, under the Company’s 2016 Performance Incentive Plan, Mr. Knight received a grant of Alaska Air Group, Inc. common shares, determined by dividing the grant value $54,250 by the closing price of the Company’s common stock on October 21, 2020.

In connection with Mr. Knight’s appointment, the number of seats on the Company’s and its airline subsidiaries’ boards of directors was increased by actions of each board from 12 to 13.

ITEM 7.01 Regulation FD Disclosure

On October 21, 2020, the Company issued a press release announcing the appointment of Jessie J. Knight, Jr. to the Company's board of directors. The press released is furnished as Exhibit 99.1.

ITEM 9.01.  Financial Statements and Other Exhibits

Exhibit 99.1	Press release dated October 21, 2020
104	Cover Page Interactive Data File - embedded within the Inline XBRL Document

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALASKA AIR GROUP, INC.
Registrant

Date: October 21, 2020

/s/ KYLE B. LEVINE
Kyle B. Levine
Senior Vice President, Legal and General Counsel